AMENDMENT TO PURCHASE AGREEMENT




      THIS AGREEMENT is entered into by and between ANGELES PARTNERS XIV, a California limited partnership ("Seller"), and MID-SATES DEVELOPMENT COMPANY, an Ohio general partnership ("Purchaser"), effective as of the 15th day of June, 1995, on the following terms and conditions:

      1. Background. Seller entered into that certain Purchase Agreement dated March 20, 1995, between Seller and Miller-Valentine Partners relating generally to the purchase and sale of real property, fixtures and personal property referred to therein collectively as the "Property". Subsequently, the Purchase Agreement was amended and assigned to Purchaser pursuant to that certain Amendment to and Assignment of Purchase Agreement, effective as of April 27, 1995. The Purchase Agreement, as amended and assigned, is hereafter referred to as the "Contract".

      2. Closing Date Extended. Section 7.1 of the Contract is amended by changing the date on or before which the closing shall occur from June 15, 1995, to August 1, 1995.

      3.    The Contract, as amended hereby, remains in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this agreement on the date set forth below their respective signatures, but effective as of and from the date first above written.

                                          Purchaser:

                                          MID-STATES DEVELOPMENT COMPANY, an
                                          Ohio general partnership

                                          By: /s/James M. Miller
                                             Its General Partner

                                          Date    6/29/95

                                          Seller:

                                          ANGELES PARTNERS XIV,  a
                                          California limited partnership


                                          By: ANGELES REALTY CORPORATION II,
                                                Its General Partner

                                          By: /s/Robert D. Long, Jr.
                                                Its  CAO/Controller
                                          Date   6/28/95